SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): May 15, 2002
               (Amendment to report dated April 30, 2002)

                             CINERGY CORP.
          (Exact Name of Registrant as Specified in Its Charter)

Commission       Registrant, State of Incorporation,            I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

 1-11377                 CINERGY CORP.                               31-1385023
                   (A Delaware Corporation)
                       139 East Fourth Street
                      Cincinnati, Ohio 45202
                        (513) 421-9500

1-1232       THE CINCINNATI GAS & ELECTRIC COMPANY                   31-0240030
                    (An Ohio Corporation)
                    139 East Fourth Street
                  Cincinnati, Ohio 45202
                       (513) 421-9500

1-3543                 PSI ENERGY, INC.                              35-0594457
                   (An Indiana Corporation)
                     1000 East Main Street
                  Plainfield, Indiana 46168
                      (513) 421-9500

2-7793      THE UNION LIGHT, HEAT AND POWER COMPANY                  31-0473080
                   (A Kentucky Corporation)
                  139 East Fourth Street
                  Cincinnati, Ohio 45202
                    (513) 421-9500

Item 4. Change in Registrant's Certifying Accountant

As previously reported, upon the recommendation of the Audit Committee of the Board of Directors of Cinergy Corp., Cinergy's Board of Directors on April 26, 2002 decided that effective upon completion of Arthur Andersen's review of the first quarter 2002 financial information and related regulatory filings and services, Cinergy would dismiss Arthur Andersen as Cinergy's and its subsidiaries', The Cincinnati Gas & Electric Company, PSI Energy, Inc. and The Union Light, Heat and Power Company (collectively, the "Registrants"), independent public accountant.

Arthur Andersen completed its review of the first quarter 2002 financial information and related regulatory filings and services for the Registrants on May 15, 2002 and its dismissal as the Registrants' independent public accountant became effective as of such date.

Arthur Andersen's reports on the Registrants' financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits for the two most recent fiscal years and through the effective date of the dismissal, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the Registrants' financial statements. Also, during the two most recent fiscal years and through the effective date of the dismissal, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

The Registrants provided Arthur Andersen a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission. Arthur Andersen has provided the Registrants with a letter dated May 15, 2002, addressed to the Commission, stating its agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16 hereto.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        CINERGY CORP.

                                        THE CINCINNATI GAS & ELECTRIC COMPANY

                                        PSI ENERGY, INC.

                                        THE UNION LIGHT, HEAT AND POWER COMPANY


Dated: May 15, 2002                     By   /s/BERNARD F. ROBERTS
                                       Name: Bernard F. Roberts
                                       Title: Vice President and Comptroller
                                             (Principal Accounting Officer)



                                EXHIBIT INDEX
 Exhibit   Description
 Number

       16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 15, 2002